Balances and Transactions with Related Parties and Affiliated Companies - Summary of Benefits and Aggregate Compensation Paid to Executive Officers and Senior Management of the Company, Recognized as an Expense During the Reporting Period (Detail) - MXN ($)
$ in Millions
12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure of transactions between related parties [abstract]
Current employee benefits	$ 621	$ 652	$ 552
Termination benefits	27	154	32
Shared based payments	$ 316	$ 258	$ 138